PIONEER
                             -----------------------
                                     AMERICA
                                     INCOME
                                      TRUST

                                     Annual
                                     Report

                                    12/31/02

                          [LOGO] PIONEER INVESTMENTS(R)

 Table of Contents
--------------------------------------------------------------------------------

 Letter from the President                     1
 Portfolio Summary                             2
 Performance Update                            3
 Portfolio Management Discussion               6
 Schedule of Investments                       9
 Financial Statements                         12
 Notes to Financial Statements                18
 Report of Independent Auditors               24
 Trustees, Officers and Service Providers     25

Pioneer America Income Trust

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 12/31/02
--------------------------------------------------------------------------------

Dear Shareowners,
--------------------------------------------------------------------------------
This year marks the 75th anniversary of Pioneer's founding and the establishment of Pioneer Fund. When we first opened for business in 1928, Calvin Coolidge was president and there were 48 states, not 50. At 120 million people, the U.S. population was less than half its current size. The nation's economic output, now measured in trillions of dollars, stood then at $97 billion. Both the depression of the 1930s and World War II lay in the future, as did the post-war economic resurgence and the baby boom. Other wars followed, in Korea, Vietnam and the Persian Gulf, interspersed with recessions, recoveries and the inevitable market cycles.

In fact, Pioneer has been serving investors for nearly one-third of our nation's history. As one of the companies that created the mutual fund industry, we were among the first to make a professionally managed, diversified stock portfolio available to individual investors, conveniently and at low cost. Today, we offer dozens of investment choices along with retirement programs for individuals and businesses. Our funds are designed to suit investors whose comfort levels vary widely, whether their goals are immediate income, long-term growth or some combination of the two.

Like the country, Pioneer has grown tremendously since the 1920s. Two years ago we became a subsidiary of UniCredito Italiano S.p.A., one of Europe's largest and most successful banking groups. As a result, our ability to serve our shareowners now includes access to global asset management expertise with multinational operations and a significant presence in eight countries. Pioneer Global Asset Management S.p.A. and its subsidiaries manage approximately $108 billion (as of December 31, 2002) under the name Pioneer Investments[RegTM], including $18.5 billion for U.S. investors.

We credit this impressive growth to three key factors. First, our investment approach has always relied on solid, fundamental research into the companies we invest in. Second, we consistently adhere to our core principle of looking for the most attractively valued securities. Finally, we owe our success in large measure to the thousands of investment professionals who recommend Pioneer funds to their clients. These professionals know that mutual funds built around Pioneer's disciplined, research-based approach may be appropriate for many investors.

Looking ahead, we believe that the U.S. economy will soon come out of its doldrums. But no matter what happens in the upcoming months, remember that your investment professional is trained to guide you in creating an appropriate portfolio, one that's designed to help move you closer to your financial goals.


All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer America Income Trust

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/02
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

     [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Agency Obligations    75.7%
U.S. Treasury Obligations             19.2%
Temporary Cash Investment              5.1%

 Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

     [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 Year                      19.6%
1-3 Years                     51.7%
3-4 Years                      9.5%
4-6 Years                     10.6%
8+ Years                       8.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

  1.    U.S. Treasury Notes, 6.5%, 2/15/10                                 6.07%
  2.    U.S. Treasury Bonds, 7.25%, 5/15/16                                5.43
  3.    Government National Mortgage Association, 6.5%, 9/15/32            3.13
  4.    U.S. Treasury Bonds, 6.375%, 8/15/27                               2.95
  5.    Government National Mortgage Association, 6.5%, 4/15/32            2.07
  6.    U.S. Treasury Notes, 5.625%, 5/15/08                               2.05
  7.    Government National Mortgage Association, 6.5%, 2/15/32            2.00
  8.    U.S. Treasury Notes, 6.625%, 5/15/07                               1.97
  9.    Government National Mortgage Association II, 6.5%, TBA 30 YRS      1.97
 10.    Government National Mortgage Association, 6.5%, 7/15/32            1.88

Fund holdings will vary for other periods.

Pioneer America Income Trust

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/02                                      CLASS A SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/02   12/31/01
                 $10.27     $9.79

Distributions per Share   Income      Short-Term      Long-Term
(1/1/02 - 12/31/02)       Dividends   Capital Gains   Capital Gains
                          $0.4555          $ -        $ -

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to that of the Lehman Brothers Government Bond Index and of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

      Average Annual Total Returns
        (As of December 31, 2002)

           Net Asset           Public Offering
Period      Value                  Price*
 10 Years   6.32%                   5.83%
 5 Years    6.39                    5.41
 1 Year     9.78                    4.85

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Value of $10,000 Investment

                                       Lehman Brothers       Lehman
                          Pioneer        Fixed-Rate         Brothers
                          America      Mortgage-Backed     Government
       Date             Income Trust*  Securities Index    Bond Index

    12/31/1992              $9,550        $10,000           $10,000
                           $10,455        $10,684           $11,064
    12/31/1994             $10,040        $10,512           $10,690
                           $11,653        $12,278           $12,651
    12/31/1996             $11,920        $12,935           $13,001
                           $12,935        $14,162           $14,246
    12/31/1998             $13,940        $15,149           $15,649
                           $13,588        $15,429           $15,298
    12/31/2000             $15,162        $17,152           $17,324
                           $16,060        $18,561           $18,578
    12/31/2002             $17,629        $20,184           $20,722

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C shares.

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association
(GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/02                            CLASS B SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/02   12/31/01
                 $10.20     $9.76

Distributions per Share   Income      Short-Term      Long-Term
(1/1/02 - 12/31/02)       Dividends   Capital Gains   Capital Gains
                          $0.404           $ -        $ -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer America Income Trust, compared to that of the Lehman Brothers Government Bond Index and of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

      Average Annual Total Returns
       (As of December 31, 2002)

                   If           If
Period            Held       Redeemed*
 Life-of-Class
 (4/29/94)        5.86%       5.86%
 5 Years          5.55        5.39
 1 Year           8.82        4.82

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Value of $10,000 Investment+

                                       Lehman Brothers       Lehman
                          Pioneer        Fixed-Rate         Brothers
                          America      Mortgage-Backed     Government
       Date             Income Trust*  Securities Index    Bond Index

    4/30/1994              $10,000        $10,000           $10,000
                            $9,943        $10,149           $10,041
    12/31/1995             $11,442        $11,853           $11,883
                           $11,624        $12,488           $12,211
    12/31/1997             $12,508        $13,673           $13,381
                           $13,394        $14,625           $14,699
    12/31/1999             $12,960        $14,896           $14,369
                           $14,344        $16,559           $16,272
    12/31/2001             $15,060        $17,920           $17,450
    12/31/2002             $16,388        $19,487           $19,460

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C shares.

+ Index comparisons begin 4/30/94. The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/02                            CLASS C SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/02   12/31/01
                 $10.24     $9.79

Distributions per Share   Income      Short-Term      Long-Term
(1/1/02 - 12/31/02)       Dividends   Capital Gains   Capital Gains
                          $0.407           $ -        $ -

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to that of the Lehman Brothers Government Bond Index and of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

         Average Annual Total Returns
           (As of December 31, 2002)

                 Net Asset          Public Offering
Period            Value               Price/CDSC*
 Life-of-Class
 (1/31/96)        5.28%                  5.13%
 5 Years          5.57                    5.36
 1 Year           8.93                    7.82

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments made within one year of purchase.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Value of $10,000 Investment

                                       Lehman Brothers       Lehman
                          Pioneer        Fixed-Rate         Brothers
                          America      Mortgage-Backed     Government
       Date             Income Trust*  Securities Index    Bond Index

    1/31/1996               $9,900        $10,000           $10,000
                           $10,005        $10,457           $10,214
    12/31/1997             $10,784        $11,449           $11,192
                           $11,549        $12,247           $12,295
    12/31/1999             $11,181        $12,473           $12,019
                           $12,357        $13,866           $13,611
    12/31/2001             $12,981        $15,006           $14,596
    12/31/2002             $14,140        $16,317           $16,277

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C shares.

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association
(GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/02
--------------------------------------------------------------------------------

The year 2002 was unsettling for most investors, as a muted economic recovery, geopolitical issues and concerns about corporate governance prompted market participants to seek safe havens for their assets. In this environment, fixed-income securities were the best performing asset class for the third year in a row, and the performance of government securities outpaced that of other types of fixed-income securities. Richard Schlanger, a member of the Pioneer fixed-income team, discuses the factors that had an impact on the fixed-income market and your Fund during the year.

Q:    How did the Fund perform over the year ended December 31, 2002?

      Pioneer America Income Trust rewarded shareowners with healthy A. gains during the calendar year. For the 12-months ended December 31, 2002, Class A shares generated a total return of 9.78%, Class B shares 8.82% and Class C shares 8.93%, all at net asset value. In comparison, the Lehman Brothers Government Bond Index returned 11.50% and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index returned 8.74%. The Fund also provided an attractive level of income while maintaining the highest credit quality of AAA. (Quality ratings apply to underlying portfolio securities, not Fund shares). At period-end, the 30-day SEC yield for Class A shares was 3.52%.*

Q:    What was the economic environment like during the period?

      Early in the year, it appeared that the economy was on course for A. recovery. During the first calendar quarter, economic growth was strong and the yield on the 10-year Treasury bond rose to 5.40%. When data began to indicate that the economic recovery would be more subdued than originally thought, Treasury security yields declined significantly for the rest of the year. The 10-year Treasury yield declined to 3.60% in September and early October. In addition, the Federal Reserve trimmed the federal funds rate by 0.50% in November. While this was the first time the Fed took action on interest rates in 2002, the central bank had reduced rates 11 times in 2001 in an effort to stimulate economic growth. At the end of 2002, the federal funds rate was at a 40-year low of 1.25%, and the discount rate was 0.75%. (The federal funds rate

*30-day SEC yield on 12/31/02 reflects the waiver of certain expenses; without the waiver, the yield would have been 3.44%.

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      is the rate of interest that commercial banks charge each other for overnight loans. The discount rate is the interest rate charged by the Federal Reserve on loans to member banks.) In this environment, the yield curve steepened. (The yield curve shows the relationship between bond yields and maturity lengths. When the yield curve steepens, or slopes upward, yields on short-term bonds are lower than yields on long-term bonds. An upward sloping yield curve, often referred to as a positive yield curve, demonstrates the more typical relationship between bond yields and maturity lengths.) The general decline in interest rates resulted in lower mortgage rates, and homeowners refinanced their mortgages in record numbers. The refinancing boom provided consumers with extra disposable income, which they spent on automobiles, home improvement products and other durable goods. The high level of consumer spending was a significant help to the economy. Without it, economic growth would have been much weaker.

Q:    What effect did lower interest rates have on the way you managed the Fund?

      Because Treasury yields were low, we invested primarily in A. mortgage-backed securities, issued by the Government National Mortgage Association (GNMA). Like U.S. Treasury securities, GNMAs are backed by the full faith and credit of the U.S. government. (A full faith and credit backing applies to underlying portfolio securities, not Fund shares.) At the beginning of the year, mortgages were selling at attractive valuations and their yields were higher than those of Treasury securities. Therefore, investing in mortgage-backed securities provided us with an opportunity to increase the Fund's income stream while maintaining AAA credit quality. We added to the Fund's mortgage position throughout the year, and by the end of the period, 80% of investment in securities were in GNMA mortgages. Because of the large amount of refinancing activity, we were very selective in choosing mortgages for the portfolio. Refinancing, or prepaying mortgages, can result in a lower return for mortgage securities, because once a mortgage is repaid the mortgage issuer offers newer mortgages with lower

Pioneer America Income Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/02                           (continued)
--------------------------------------------------------------------------------

      yields. To reduce the volatility that could have occurred from mortgage prepayments and to maintain a relatively high level of income, we focused on mortgages with coupons of 6.0% and 6.5%. We also bought new mortgages, because we believed that unless interest rates declined dramatically, homeowners would be reluctant to go through the task of refinancing. In addition, we bought "seasoned paper," or mortgages that had been issued previously and for which homeowners had already passed on opportunities to refinance at lower rates.

Q:    What is your outlook for the next six months?

      As we look ahead, we believe that the possibility of war in the A: Middle East, higher oil prices, the de-leveraging of corporate balance sheets and a tapped-out consumer may cause the economy to remain sluggish, at least during the first half of 2003. Therefore, the Federal Reserve may lower rates one more time. While short-term rates may decline slightly, we expect the interest-rate environment to be much more stable than it was in 2002. We think mortgage securities will outperform Treasuries, and we have positioned the Fund to take advantage of this type of environment. The Fund continues to be an appropriate vehicle for investors with large equity positions who may want to diversify their assets and for those who are retired or nearing retirement and seek a steady income stream.

Pioneer America Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/02
--------------------------------------------------------------------------------

  Principal
    Amount                                                            Value
                INVESTMENTS IN SECURITIES - 94.9%
                U.S. TREASURY OBLIGATIONS - 19.2%
$3,600,000      U.S. Treasury Notes, 6.25%, 2/15/07            $  4,130,298
 4,500,000      U.S. Treasury Notes, 6.625%, 5/15/07              5,252,697
 4,800,000      U.S. Treasury Notes, 5.625%, 5/15/08              5,445,749
13,500,000      U.S. Treasury Notes, 6.5%, 2/15/10               16,136,712
   500,000      U.S. Treasury Notes, 6.25%, 8/15/23                 587,422
11,270,000      U.S. Treasury Bonds, 7.25%, 5/15/16              14,430,886
 6,525,000      U.S. Treasury Notes, 6.375%, 8/15/27              7,842,743
                                                               ------------
                TOTAL U.S. TREASURY OBLIGATIONS
                (Cost $50,297,552)                             $ 53,826,507
                                                               ------------
                U.S. GOVERNMENT AGENCY OBLIGATIONS - 75.7%
 2,000,000      Government National Mortgage Association,
                  6.0%, TBA 30 YRS                             $  2,085,484
 1,000,000      Government National Mortgage Association,
                  6.5%, TBA 30 YRS                                1,050,294
       899      Government National Mortgage Association,
                  10.5%, 8/15/03                                        919
     8,295      Government National Mortgage Association,
                  9.5%, 12/15/03                                      8,440
   167,310      Government National Mortgage Association,
                  10.0%, 11/15/18 - 1/15/19                         191,875
    56,903      Government National Mortgage Association,
                  9.0%, 9/15/16 - 4/15/20                            63,297
   241,029      Government National Mortgage Association,
                  8.5%, 7/15/24                                     264,795
10,019,581      Government National Mortgage Association,
                  7.5%, 2/15/27 - 3/15/32                        10,691,016
27,274,913      Government National Mortgage Association,
                  7.0%, 10/15/16 - 4/15/32                       28,967,027
86,327,448      Government National Mortgage Association,
                  6.5%, 4/15/17 - 6/15/32                        90,700,073
33,223,966      Government National Mortgage Association,
                  6.0%, 10/15/28 - 12/15/32                      34,636,630
   120,631      Government National Mortgage Association I,
                  10.0%, 3/15/20                                    138,359

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/02                                   (continued)
--------------------------------------------------------------------------------

  Principal
    Amount                                                                Value
                U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
$3,249,995      Government National Mortgage Association I,
                  7.5%, 8/15/29 - 3/15/31                       $  3,468,367
 4,988,374      Government National Mortgage Association I,
                  7.0%, 8/15/23 - 4/15/31                          5,296,334
 7,269,679      Government National Mortgage Association I,
                  6.5%, 11/15/31 - 9/15/32                         7,635,259
 3,000,000      Government National Mortgage Association II,
                  6.0%, TBA 30 YRS                                 3,120,000
 5,000,000      Government National Mortgage Association II,
                  6.5%, TBA 30 YRS                                 5,243,750
    20,897      Government National Mortgage Association II,
                  10.0%, 1/20/06                                      22,665
   843,700      Government National Mortgage Association II,
                  6.0%, 7/20/17                                      886,942
   419,080      Government National Mortgage Association II,
                  7.49%, 10/20/22                                    449,824
   512,297      Government National Mortgage Association II,
                  9.0%, 9/20/21 - 11/20/24                           566,924
    36,228      Government National Mortgage Association II,
                  8.0%, 5/20/25 - 3/20/30                             38,993
   682,435      Government National Mortgage Association II,
                  7.5%, 6/20/30 - 12/20/30                           727,217
 1,743,236      Government National Mortgage Association II,
                  7.0%, 12/20/08 - 11/20/31                        1,837,943
13,487,056      Government National Mortgage Association II,
                  6.5%, 8/20/28 - 10/20/32                        14,076,540
                                                                ------------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $207,456,179)                             $212,168,967
                                                                ------------
                TOTAL INVESTMENTS IN SECURITIES
                (Cost $257,753,731)                             $265,995,474
                                                                ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
    Amount                                                            Value
                 TEMPORARY CASH INVESTMENT - 5.1%
                 Repurchase Agreement - 5.1%
$14,200,000      Credit Suisse First Boston Group, Inc., 1.05%,
                 dated 12/31/02, repurchase price of
                 $14,200,000 plus accrued interest on 1/2/03,
                 collateralized by $13,812,000 U.S. Treasury
                 Bonds, 10.75%, 5/15/03                            $ 14,200,000
                                                                   ------------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $14,200,000)                                $ 14,200,000
                                                                   ------------
                 TOTAL INVESTMENTS IN SECURITIES AND
                 TEMPORARY CASH INVESTMENT - 100.0%
                 (Cost $271,953,731)(a)(b)(c)                      $280,195,474
                                                                   ============

Note: The Trust's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

 (a) At December 31, 2002, the net unrealized gain on investments based on cost for federal income tax purposes of $272,431,751 was as follows:

      Aggregate gross unrealized gain for all investments in which there is an
      excess of value over tax cost                                                           $7,764,399

      Aggregate gross unrealized loss for all investments in which there is an
      excess of tax cost over value                                                                 (676)
                                                                                              ----------
      Net unrealized gain                                                                     $7,763,723
                                                                                              ==========

(b) At December 31, 2002, the Trust had a net capital loss carryforward of $5,930,850 which will expire between 2003 and 2009 if not utilized.

(c) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus/minus 2.5%) principal and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2002 aggregated $264,175,586 and $152,656,464, respectively.



   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
BALANCE SHEET 12/31/02
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value and temporary cash
   investment at amortized cost (cost $271,953,731)         $280,195,474
  Cash                                                            20,944
  Receivables -
   Fund shares sold                                            1,575,195
   Interest                                                    1,848,996
                                                            ------------
   Total assets                                             $283,640,609
                                                            ------------
LIABILITIES:
  Payables -
   Investment securities purchased                          $ 13,038,495
   Fund shares repurchased                                       347,955
   Dividends                                                     229,728
  Due to affiliates                                              278,351
  Accrued expenses                                                81,265
                                                            ------------
   Total liabilities                                        $ 13,975,794
                                                            ------------
NET ASSETS:
  Paid-in capital                                           $268,061,670
  Distributions in excess of net investment income              (664,218)
  Accumulated net realized loss on investments                (5,974,380)
  Net unrealized gain on investments                           8,241,743
                                                            ------------
   Total net assets                                         $269,664,815
                                                            ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $164,393,410/16,010,256 shares)         $      10.27
                                                            ============
  Class B (based on $67,013,249/6,566,930 shares)           $      10.20
                                                            ============
  Class C (based on $38,258,156/3,736,573 shares)           $      10.24
                                                            ============
MAXIMUM OFFERING PRICE:
  Class A ($10.27[divided by]95.5%)                         $      10.75
                                                            ============
  Class C ($10.24[divided by]99.0%)                         $      10.34
                                                            ============

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/02

INVESTMENT INCOME:
  Interest                                                                 $10,441,001
                                                                           -----------
EXPENSES:
  Management fees                                            $1,016,464
  Transfer agent fees
     Class A                                                    303,310
     Class B                                                    110,164
     Class C                                                     42,892
  Distribution fees
     Class A                                                    355,270
     Class B                                                    426,287
     Class C                                                    185,561
  Administrative fees                                            37,500
  Custodian fees                                                 16,970
  Registration fees                                              91,887
  Professional fees                                              41,551
  Printing                                                       44,478
  Fees and expenses of nonaffiliated trustees                     7,386
  Miscellaneous                                                   5,260
                                                             ----------
       Total expenses                                                      $ 2,684,980
       Less management fees waived by Pioneer Investment
         Management, Inc.                                                     (161,064)
       Less fees paid indirectly                                               (10,588)
                                                                           -----------
       Net expenses                                                        $ 2,513,328
                                                                           -----------
         Net investment income                                             $ 7,927,673
                                                                           -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                         $ 2,653,295
  Change in net unrealized gain on investments                               7,089,108
                                                                           -----------
     Net gain on investments                                               $ 9,742,403
                                                                           -----------
     Net increase in net assets resulting from operations                  $17,670,076
                                                                           ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/02 and 12/31/01, respectively

                                                           Year Ended         Year Ended
                                                            12/31/02           12/31/01
FROM OPERATIONS:
Net investment income                                   $  7,927,673       $  6,680,613
Net realized gain on investments                           2,653,295          1,619,870
Change in net unrealized gain (loss) on investments        7,089,108         (1,278,915)
                                                        -------------      ------------
  Net increase in net assets resulting from
     operations                                         $ 17,670,076       $  7,021,568
                                                        -------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.46 and $0.54 per share, respectively)     $ (6,432,080)      $ (5,622,479)
  Class B ($0.40 and $0.46 per share, respectively)       (1,706,698)          (858,512)
  Class C ($0.41 and $0.44 per share, respectively)         (742,031)          (199,622)
In excess of net investment income:
  Class A ($0.00 and $0.03 per share, respectively)                -           (301,570)
  Class B ($0.00 and $0.04 per share, respectively)                -            (89,586)
  Class C ($0.00 and $0.01 per share, respectively)                -             (6,358)
                                                        -------------      ------------
     Total distributions to shareowners                 $ (8,880,809)      $ (7,078,127)
                                                        -------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $269,788,820       $ 85,919,773
Reinvestment of distributions                              5,959,317          4,780,854
Cost of shares repurchased                              (162,654,384)       (59,040,911)
                                                        -------------      ------------
  Net increase in net assets resulting from fund
     share transactions                                 $113,093,753       $ 31,659,716
                                                        -------------      ------------
  Net increase in net assets                            $121,883,020       $ 31,603,157
NET ASSETS:
Beginning of year                                        147,781,795        116,178,638
                                                        -------------      ------------
End of year (including accumulated net investment
  loss of $664,218 and $431,955, respectively)          $269,664,815       $147,781,795
          ========     =========                        ============       ============

                                  '02 Shares         '02 Amount          '01 Shares        '01 Amount
CLASS A
Shares sold                        15,405,939        $154,956,084            5,846,916     $57,644,996
Reinvestment of distributions         436,057           4,379,711              402,542       3,970,420
Less shares repurchased           (11,679,409)       (117,323,851)          (4,245,172)    (41,820,237)
                                  -----------        ------------           ----------     -----------
  Net increase                      4,162,587        $ 42,011,944            2,004,286     $19,795,179
                                  ===========        ============           ==========     ===========
CLASS B
Shares sold                         6,647,016        $ 66,814,094            1,912,426     $18,898,540
Reinvestment of distributions         111,513           1,118,949               69,101         680,057
Less shares repurchased            (2,754,820)        (27,651,793)          (1,152,213)    (11,315,774)
                                  -----------        ------------           ----------     -----------
  Net increase                      4,003,709        $ 40,281,250              829,314     $ 8,262,823
                                  ===========        ============           ==========     ===========
CLASS C
Shares sold                         4,757,424        $ 48,018,642              947,808     $ 9,376,237
Reinvestment of distributions          45,549             460,657               13,219         130,377
Less shares repurchased            (1,758,281)        (17,678,740)            (599,790)     (5,904,900)
                                  -----------        ------------           ----------     -----------
  Net increase                      3,044,692        $ 30,800,559              361,237     $ 3,601,714
                                  ===========        ============           ==========     ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
                                                            12/31/02    12/31/01(a)    12/31/00     12/31/99     12/31/98
CLASS A
Net asset value, beginning of year                          $   9.79     $   9.76      $  9.30      $ 10.10      $   9.93
                                                            --------     --------      -------      -------      --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.40     $   0.52      $  0.58      $  0.55      $   0.58
 Net realized and unrealized gain (loss) on investments         0.54         0.05         0.46        (0.80)         0.17
                                                            --------     --------      -------      -------      --------
   Net increase (decrease) from investment operations       $   0.94     $   0.57      $  1.04      $ (0.25)     $   0.75
Distributions to shareowners:
 Net investment income                                         (0.46)       (0.51)       (0.58)       (0.55)        (0.58)
 In excess of net investment income                                -        (0.03)           -            -             -
                                                            --------     --------      -------      -------      --------
Net increase (decrease) in net asset value                  $   0.48     $   0.03      $  0.46      $ (0.80)     $   0.17
                                                            --------     --------      -------      -------      --------
Net asset value, end of year                                $  10.27     $   9.79      $  9.76      $  9.30      $  10.10
                                                            ========     ========      =======      =======      ========
Total return*                                                   9.78%        5.92%       11.58%       (2.52)%        7.78%
Ratio of net expenses to average net assets+                    1.00%        1.01%        1.04%        1.01%         1.00%
Ratio of net investment income to average net assets+           4.17%        5.14%        6.09%        5.63%         5.80%
Portfolio turnover rate                                           76%          72%          56%          72%           81%
Net assets, end of year (in thousands)                      $164,393     $115,998      $96,068      $111,262     $128,925
Ratios with no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
   Net expenses                                                 1.08%        1.12%        1.16%        1.14%         1.10%
   Net investment income                                        4.09%        5.03%        5.97%        5.50%         5.70%
Ratios with waiver of management fees by
 PIM and reduction for fees paid indirectly:
   Net expenses                                                 1.00%        1.00%        1.00%        1.00%         1.00%
   Net investment income                                        4.18%        5.15%        6.13%        5.64%         5.80%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.
(a) As discussed in Note 6, the Trust began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2002, was to decrease net investment income by $0.02 per share, increase net realized and unrealized gain (loss) by $0.02 per share and decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 5.35% to 5.15%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/02   12/31/01(a)    12/31/00     12/31/99     12/31/98
CLASS B
Net asset value, beginning of year                          $  9.76      $  9.74      $  9.28      $ 10.07      $  9.90
                                                            -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.34      $  0.44      $  0.50      $  0.47      $  0.51
 Net realized and unrealized gain (loss) on investments        0.50         0.04         0.46        (0.79)        0.17
                                                            -------      -------      -------      -------      -------
   Net increase (decrease) from investment operations       $  0.84      $  0.48      $  0.96      $ (0.32)     $  0.68
Distributions to shareowners:
 Net investment income                                        (0.40)       (0.42)       (0.50)       (0.47)       (0.51)
 In excess of net investment income                               -        (0.04)           -            -            -
                                                            -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                  $  0.44      $  0.02      $  0.46      $ (0.79)     $  0.17
                                                            -------      -------      -------      -------      -------
Net asset value, end of year                                $ 10.20      $  9.76      $  9.74      $  9.28      $ 10.07
                                                            =======      =======      =======      =======      =======
Total return*                                                  8.82%        4.99%       10.68%       (3.24)%       7.08%
Ratio of net expenses to average net assets+                   1.80%        1.95%        1.85%        1.78%        1.74%
Ratio of net investment income to average net assets+          3.26%        4.18%        5.29%        4.87%        4.99%
Portfolio turnover                                               76%          72%          56%          72%          81%
Net assets, end of year (in thousands)                      $67,013      $25,008      $16,889      $19,695      $22,602
Ratios with no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
   Net expenses                                                1.88%        2.06%        1.98%        1.91%        1.81%
   Net investment income                                       3.19%        4.07%        5.16%        4.74%        4.92%
Ratios with waiver of management fees by
 PIM and reduction for fees paid indirectly:
   Net expenses                                                1.79%        1.93%        1.83%        1.76%        1.72%
   Net investment income                                       3.27%        4.20%        5.31%        4.89%        5.01%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.
(a) As discussed in Note 6, the Trust began accreting discounts and amortizing premiums of debt securities. The effect of this change for the year ended December 31, 2002, was to decrease net investment income by $0.02 per share, increase net realized and unrealized gain (loss) by $0.02 per share and decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 4.36% to 4.20%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/02   12/31/01(a)    12/31/00     12/31/99     12/31/98
CLASS C
Net asset value, beginning of year                          $  9.79      $  9.74      $  9.28      $ 10.07      $  9.90
                                                            -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.36      $  0.46      $  0.49      $  0.47      $  0.52
 Net realized and unrealized gain (loss) on investments        0.50         0.03         0.46        (0.79)        0.17
                                                            -------      -------      -------      -------      -------
   Net increase (decrease) from investment operations       $  0.86      $  0.49      $  0.95      $ (0.32)     $  0.69
Distributions to shareowners:
 Net investment income                                        (0.41)       (0.43)       (0.49)       (0.47)       (0.52)
 In excess of net investment income                               -        (0.01)           -            -            -
                                                            -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                  $  0.45      $  0.05      $  0.46      $ (0.79)     $  0.17
                                                            -------      -------      -------      -------      -------
Net asset value, end of year                                $ 10.24      $  9.79      $  9.74      $  9.28      $ 10.07
                                                            =======      =======      =======      =======      =======
Total return*                                                  8.93%        5.05%       10.52%       (3.19)%       7.09%
Ratio of net expenses to average net assets+                   1.77%        1.84%        2.02%        1.73%        1.65%
Ratio of net investment income to average net assets+          3.16%        4.22%        5.14%        4.88%        4.97%
Portfolio turnover rate                                          76%          72%          56%          72%          81%
Net assets, end of year (in thousands)                      $38,258      $ 6,776      $ 3,221      $ 5,632      $11,891
Ratios with no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
   Net expenses                                                1.84%        1.95%        2.15%        1.85%        1.70%
   Net investment income                                       3.08%        4.11%        5.01%        4.76%        4.92%
Ratios with waiver of management fees by
 PIM and reduction for fees paid indirectly:
   Net expenses                                                1.76%        1.81%        1.97%        1.70%        1.62%
   Net investment income                                       3.16%        4.25%        5.19%        4.91%        5.00%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.
(a) As discussed in Note 6, the Trust began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2002, was to increase net investment income by $0.01, decrease net realized and unrealized gain (loss) by $0.01 and decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 4.42% to 4.25%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/02
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer America Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Trust is to provide a high level of current income consistent with preservation of capital and prudent investment risk.

The Trust offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Trust's financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which considers such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly pay downs. All discounts/premiums are accreted/amortized for financial reporting purposes. Interest income, including income on interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

      At December 31, 2002 the Fund has reclassified $720,873 to decrease accumulated net investment loss, $801,145 to decrease accumulated realized loss on investments and $1,522,018 to decrease paid in capital. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

      The tax character of distributions paid during the year ended December 31, 2002 and 2001 were as follows:


  ---------------------------------------------------------
                                   2002            2001
                              -------------   -------------
  Distributions paid from:
   Ordinary income            $8,880,809      $7,078,127
   Long-term capital gain              -               -
                              ----------      ----------
   Total                      $8,880,809      $7,078,127
  ---------------------------------------------------------


    Included in the Fund's distributions from ordinary income is $390,695 in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareowners as ordinary income distributions.

Pioneer America Income Trust


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/02                             (continued)
--------------------------------------------------------------------------------

      The following shows components of distributable earnings on a federal income tax basis at December 31, 2002. These amounts do not include the capital loss carryforward.

  ----------------------------------------------
                                        2002
                                    ------------
  Undistributed ordinary income     $        -
  Undistributed long-term gain               -
  Unrealized appreciation            7,763,723
                                    ----------
  Total                             $7,763,723
  ----------------------------------------------

      The difference between book basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and the tax treatment of premium and amortization.

C.    Fund Shares

      The Trust records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $60,575 in underwriting commissions on the sale of Fund shares for the year ended December 31, 2002.

D.    Class Allocations

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Trust, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

      The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counter parties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or sub custodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM) is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Trust's portfolios. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust. At December 31, 2002, $98,192 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $47,483 in transfer agent fees payable to PIMSS at December 31, 2002.

Pioneer America Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/02                             (continued)
--------------------------------------------------------------------------------

4. Plans of Distribution

The Trust adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $132,676 in distribution fees payable to PFD at December 31, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2002, CDSCs in the amount of $186,396 were paid to PFD.

5. Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the year ended December 31, 2002, the Trust's expenses were reduced by $10,588 under such arrangements.

6. Change in Accounting Principle

Effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts or amortizing premiums on debt securities. Prior to January 1, 2001, the Trust did not accrete discounts or amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $671,270 reduction in cost of securities and a corresponding

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

$671,270 increase in net unrealized appreciation (depreciation), based on securities held by the Trust on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $224,020, decrease net unrealized appreciation (depreciation) by $407,459 and increase net realized gains (losses) by $631,479. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

7. Change in Independent Auditors

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Trust. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Trust for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Trust, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

Pioneer America Income Trust

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer America Income Trust:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer America Income Trust (the "Trust") as of December 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period then ended were audited by other auditors who have ceased operations and whose report dated February 15, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income Trust at December 31, 2002, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 18, 2003

Pioneer America Income Trust

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address            Position Held With the Fund   Term of Office/Length of Service
 John F. Cogan, Jr. (76)*        Chairman of the Board,        Trustee since 1988.
                                 Trustee and President         Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------------------------
 Daniel T. Geraci (45)**         Trustee and                   Trustee since October, 2001.
                                 Executive Vice President      Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the fund's investment adviser and certain of its affiliates.


--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address            Position Held With the Fund   Term of Office/Length of Service
Mary K. Bush (54)                Trustee                       Trustee since 1997.
3509 Woodbine Street,                                          Serves until retirement or removal.
Chevy Chase, MD 20815
--------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (76)     Trustee                       Trustee since 1992.
Boston University Healthcare                                   Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215
--------------------------------------------------------------------------------------------------
Margaret B.W. Graham (55)        Trustee                       Trustee since 1990.
1001 Sherbrooke Street West,                                   Serves until retirement or removal.
Montreal, Quebec, Canada
--------------------------------------------------------------------------------------------------
Marguerite A. Piret (54)         Trustee                       Trustee since 1988.
One Boston Place, 28th Floor,                                  Serves until retirement or removal.
Boston, MA 02108
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                     Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset          Director of Harbor Global Company,
Management S.p.A. ("PGAM"); Non-Executive Chairman              Ltd.
and a Director of Pioneer Investment Management USA
Inc. ("PIM-USA"); Chairman and a Director of Pioneer and
the various Momentum Funds; Director, Pioneer
Alternative Investments; Director and Chairman of the
Supervisory Board of Pioneer Czech Investment Company,
a.s.; President of all of the Pioneer Funds; and Of Counsel
(since 2000, partner prior to 2000), Hale and Dorr LLP
(counsel to PIM-USA and the Pioneer Funds)
---------------------------------------------------------------------------------------------------------
Director and CEO-US of PGAM since November 2001;                None
Director, Chief Executive Officer and President of
PIM-USA since October 2001; Director of Pioneer
Investment Management Shareholder Services, Inc.
("PIMSS") since October 2001; President and a
Director of Pioneer and Pioneer Funds Distributor, Inc.
("PFD") (Chairman) since October 2001; Executive Vice
President of all of the Pioneer Funds since October
2001; President of Fidelity Private Wealth Management
Group from 2000 through October 2001; and Executive
Vice President-Distribution and Marketing of Fidelity
Investments Institutional Services and Fidelity
Investments Canada Ltd. prior to 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                   Other Directorships Held by this Trustee
 President, Bush International (international financial       Director and/or Trustee of Brady
 advisory firm)                                               Corporation (industrial identification
                                                              and specialty coated material products
                                                              manufacturer), Mortgage Guaranty
                                                              Insurance Corporation, R.J. Reynolds
                                                              Tobacco Holdings, Inc. (tobacco) and
                                                              Student Loan Marketing Association
                                                              (secondary marketing of student loans)
---------------------------------------------------------------------------------------------------------
 Alexander Graham Bell Professor of Health Care               None
 Entrepreneurship, Boston University; Professor
 of Management, Boston University School of
 Management; Professor of Public Health, Boston
 University School of Public Health; Professor of Surgery,
 Boston University School of Medicine; and University
 Professor, Boston University
---------------------------------------------------------------------------------------------------------
 Founding Director, The Winthrop Group, Inc. (consulting      None
 firm); Professor of Management, Faculty of Management,
 McGill University
---------------------------------------------------------------------------------------------------------
 President and Chief Executive Officer, Newbury, Piret &      None
 Company, Inc. (investment banking firm)
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address      Position Held With the Fund   Term of Office/Length of Service
 Stephen K. West (74)      Trustee                       Trustee since 1993.
 125 Broad Street,                                       Serves until retirement or removal.
 New York, NY 10004
----------------------------------------------------------------------------------------------
 John Winthrop (66)        Trustee                       Trustee since 1988.
 One North Adgers Wharf,                                 Serves until retirement or removal.
 Charleston, SC 29401

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name, Age and Address       Position Held With the Fund   Term of Office/Length of Service
 Joseph P. Barri (56)       Secretary                     Since 1988.
                                                          Serves at the discretion of Board.
----------------------------------------------------------------------------------------------
 Dorothy E. Bourassa (55)   Assistant Secretary           Since November, 2000.
                                                          Serves at the discretion of Board.
----------------------------------------------------------------------------------------------
 Vincent Nave (57)          Treasurer                     Since November, 2000.
                                                          Serves at the discretion of Board.
----------------------------------------------------------------------------------------------
 Luis I. Presutti (37)      Assistant Treasurer           Since November, 2000.
                                                          Serves at the discretion of Board.
----------------------------------------------------------------------------------------------
 Gary Sullivan (44)         Assistant Treasurer           Since May, 2002.
                                                          Serves at the discretion of Board.
----------------------------------------------------------------------------------------------
 Alan Janson (31)           Assistant Treasurer           Since July, 2002.
                                                          Serves at the discretion of Board.
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Other Directorships Held by this
Principal Occupation During Past Five Years         Trustee
 Senior Counsel, Sullivan & Cromwell (law firm)     Director, The Swiss Helvetia
                                                    Fund, Inc. (closed-end investment
                                                    company) and, AMVESCAP PLC
                                                    (investment managers)
--------------------------------------------------------------------------------------
 President, John Winthrop & Co., Inc.               None
 (private investment firm)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Other Directorships Held by the
Principal Occupation During Past Five Years                        Trustee
 Partner, Hale and Dorr LLP; Secretary of all of the Pioneer       None
 Funds
--------------------------------------------------------------------------------------------------
 Secretary of PIM-USA: Senior Vice President-Legal of              None
 Pioneer; and Secretary/Clerk of most of PIM-USA's
 subsidiaries since October 2000; Assistant Secretary of all of the Pioneer Funds since November 2000; Senior Counsel,
 Assistant Vice President and Director of Compliance of PIM-
 USA from April 1998 through October 2000; Vice President
 and Assistant General Counsel, First Union Corporation from
 December 1996 through March 1998
--------------------------------------------------------------------------------------------------
 Vice President-Fund Accounting, Administration and Custody        None
 Services of Pioneer (Manager from September 1996 to
 February 1999); and Treasurer of all of the Pioneer Funds
 (Assistant Treasurer from June 1999 to November 2000)
--------------------------------------------------------------------------------------------------
 Assistant Vice President-Fund Accounting, Administration          None
 and Custody Services of Pioneer (Fund Accounting Manager
 from 1994 to 1999); and Assistant Treasurer of all of the
 Pioneer Funds since November 2000
--------------------------------------------------------------------------------------------------
 Fund Accounting Manager-Fund Accounting, Administration           None
 and Custody Services of Pioneer; and Assistant Treasurer of
 all of the Pioneer Funds since May 2002
--------------------------------------------------------------------------------------------------
 Manager, Valuation Risk and Information Technology-Fund           None
 Accounting, Administration and Custody Services of Pioneer
 since March 2002; and Assistant Treasurer of all of the
 Pioneer Funds since July 2002. Manager, Valuation Risk and
 Performance Reporting of Pioneer from June 2000 to
 February 2002; Member of Pioneer Pricing Group from
 1996 to 2000 (promoted to Manager in 1998)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] PIONEER INVESTMENTS(R)
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   12967-00-0203
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC
                                       [RECYCLED LOGO] Printed on Recycled Paper